UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 6, 2006


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                     0-22011                  86-0760991
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)



 2575 East Camelback Road, Ste. 450, Phoenix, AZ                85016
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    (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01            OTHER EVENTS
                     ------------


         Synovics Pharmaceuticals, Inc., a Nevada corporation (the "Registrant"), previously reported, in its report on Form 8-K, dated September 27, 2006, and in its report on Form 8-K dated November 3, 2006, that it had received written notices from Nostrum Pharmaceuticals, Inc. ("Nostrum") purporting to terminate the Registrant's rights to a total of nine products covered by that the Technology License Agreement (the "Technology Agreement"), dated as of March 16, 2005, as amended, between the Registrant and Nostrum. The Registrant further reported that it intended to pursue vigorously all avenues necessary to protect its rights under the Technology Agreement.

         On December 4, 2006, the Registrant filed a demand for arbitration with the American Arbitration Association, pursuant to the terms of the Technology Agreement, challenging the propriety of the purported terminations, which the Registrant maintains are without merit.

         The Registrant is pleased to announce that, on December 6, 2006, a United States District Judge issued an injunction, preliminarily enjoining and restraining Nostrum from terminating the Technology as to the four products designated by the Registrant for development pursuant to the Technology Agreement, and allowing the Registrant to proceed with its drug development plan and filing potential ANDAs with the FDA: SNG1001a (as identified in the Registrant's Report on Form 8-K dated January 19, 2006); SNG1002a (as identified in the Registrant's Report on Form 8-K dated March 29, 2006); SNG1003 (as identified in the Registrant's Report on Form 8-K dated June 9, 2006); and SNG1004 (as identified in the Registrant's Report on Form 8-K dated November 1,
2006). The injunction is conditioned upon the Registrant having posted a bond in the amount of $100,000 no later than December 13, 2006. A further hearing has been scheduled in the matter for January 31, 2007, at which time the parties will report to the Court on the status of the arbitration and on the status of Registrant's work with respect to the four products that are the subject of the injunction, and the Court will determine whether the injunction shall be extended, vacated or modified, and whether there should be any adjustment in the amount of the bond.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 8, 2006

                                     SYNOVICS PHARMACEUTICALS, INC.



                                   BY:  /s/ RONALD H. LANE, PH.D.
                                       ------------------------------------
                                       NAME:  RONALD H. LANE, PH.D.
                                       TITLE: PRESIDENT AND CHIEF EXECUTIVE
                                                  OFFICER